March 09

ARDA

March 2009

Safe Harbor

Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, credit market, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that the Company’s strategic initiatives are not implemented successfully, do not have the expected impact on the Company’s financial position, results of operations, liquidity and credit prospects; the performance of the Company’s vacation ownership notes receivable may continue to deteriorate in the future; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew, extend  or replace such lines of credit; the Company may require new credit lines to provide liquidity for its operations, including facilities to sell or finance its notes receivable; real estate inventories, notes receivable, retained interests in notes receivable sold or other assets will be determined to be impaired in the future; risks relating to pending or future litigation, claims and assessments; sales and marketing strategies related to Resorts and Communities properties will not be successful; retail prices and homesite yields for Communities properties will be below the Company’s estimates; marketing costs will increase and not result in increased sales; sales to existing owners will not continue at current levels; fee-for-service initiatives may not be successful; deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2009.

Company Profile

Top-4(1) publicly-held timeshare company with desirable vertical integration

Broad national footprint with appealing expansion opportunities

Flexible Vacation Club product, which diversifies risk

Strong emphasis on customer experience

Attractive demographic profile

Growing base of recurring revenues

Respected servicing operation

Company Profile

(1)   Based on VOI Sales

4th Largest Public Timeshare Company (Sales)

$428

$493

$1,081

$1,463

0

200

400

600

800

1000

1200

1400

1600

1800

2000

Bluegreen

Starwood

Marriott

Wyndham

VOI Sales (

2008)

Source:  SEC Filings; Company Press Releases

($ in millions)

BluegreenCorporation

RESORTS

2nd Largest Public Timeshare Company (Resorts)

26

49

50

150

0

40

80

120

160

Starwood

Marriott

Bluegreen

Wyndham

Source: SEC Filings; Company Websites; Company Press Releases

Resorts (2008)

RESORTS

BluegreenCorporation

U.S. Timeshare Sales (a)

1

2

3

4

5

6

7

8

9

10

11

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Sources:  (a) Ragatz Associates, American Economics Group, AIF; 2006 sales from Ernst & Young, LLP

$

$10.6 BN

BluegreenCorporation

RESORTS

Recession

Recession

9/11 Attacks

Q4 2008 Update and Results

Vacation Ownership Interests sold through real-
estate based Bluegreen Vacation Club®

208,000 owners at 12/31/08

50 in-network resorts, near “drive to” vacation
destinations and Aruba

Three new resorts opened in Las Vegas,
Williamsburg and New Orleans during Q3 2008

Access to 18 Shell Vacations Club Resorts
through “Select Connections” partnership

BluegreenCorporation

RESORTS

Bluegreen Resorts

Exclusive marketing agreement with
Bass Pro Shops®

Benefiting from sales to existing
owner base, mitigating sales and
marketing costs

Recurring revenue streams from
Resort Management and Finance
operations

Interest income generated through
Vacation Ownership Interest
financing

BluegreenCorporation

RESORTS

Bluegreen Resorts

BRITISH COLUMBIA
CANADA
ONTARIO
QUEBEC
MEXICO
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NJ
MD
HI

colorfulplacestoliveandplay

Bluegreen Resorts

Club Resorts

Select Connections

Club Resorts with Sales Centers

Bluegreen Resorts

Mountain Run at Boyne, Boyne Falls Michigan

Grande Villas at World Golf Village, St. Augustine, Florida

La Cabana Beach & Racquet Club, Oranjestad, Aruba

The Fountains, Orlando, Florida

Bluegreen Resorts

SeaGlass Tower, Myrtle Beach, South Carolina

MountainLoft, Gatlinburg, Tennessee

Bluegreen Club 36, Las Vegas, Nevada

Carolina Grande, Myrtle Beach, South Carolina

Typical Hotel Room

Typical Bluegreen Resort Villa

1 Bedroom

1 Bathroom

400 Sq. Ft.

2 Bedrooms

2 Bathrooms

Living Area

Full Kitchen

Washer/Dryer

1,100+ Sq. Ft.

Hotel Room vs. Timeshare Vacation Home

0

50,000

100,000

150,000

200,000

250,000

12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

185,000

171,000

12/31/2007

153,000

134,000

115,000

88,000

BluegreenCorporation

RESORTS

Growing Number of Resort Owners

12/31/2008

208,000

National Demographic Trends Support Industry
Fundamentals

Target Market (45-64 years old) has been the fastest
growth segment of the population

Estimated growth of target market over 10% growth
2007-2020

Low Market penetration only 4.5% of all the U.S.
households own timeshares

              Sources: Population Division, U.S. Census Bureau and ARDA

Excellent
24%
Very Good
45%
Good
19%
Fair
9%
Poor
3%

Excellent
24%
Very Good
37%
Good
24%
Fair
10%
Poor
5%

colorfulplacestoliveandplay

High Owner Satisfaction

Overall Timeshare Ownership Experience

            Source: American Resort Development Association and Company Survey

Bluegreen

Industry

% of Sales

BluegreenCorporation

colorfulplacestoliveandplay

24%

28%

34%

41%

0

5

10

15

20

25

30

35

40

45

50

2004

2005

2006

2007

2008

Upgrade Sales to Existing Owner Base

46%

BluegreenCorporation

RESORTS

$420

$476

$496

$121

$111

$0

$100

$200

$300

$400

$500

$600

2006

2007

2008

Q4 ’07

Q4 ’08

($ in millions)

(a) Excludes estimated uncollectable VOI notes receivable and gain on sales of notes receivable.

Gross VOI  Sales (a)

BluegreenCorporation

RESORTS

Illustration of Bluegreen Resort Operating Profit
(Three months ended December 31, 2008)

Cost of real estate sales

Land/Inventory acquisition and product development

Selling and marketing expenses

Lead generation

Tour costs

Sales commissions

Sales administration

Resort operations revenues less cost; income

_________________________________________

Field operating profit

≈25%

≈59%

≈6%

≈7%

≈15%

Note: Margin excludes general and administrative expenses attributable to corporate overhead.

(1) Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, and minority interest.

(1)

Field general and administrative expenses

$10

$24

$39

$12

$15

$0

$10

$20

$30

$40

$50

$60

2006

2007

2008

Q4 ’07

Q4 ’08

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma adjustments by year as noted below.

(2)

Reflects impact of SFAS No. 152, however includes pro forma adjustments to exclude gain on sale of notes receivable of $44.7 million, $39.4 million and $8.2 million in 2006, 2007 and
2008 respectively.

(3)

Reflects impact of SFAS No. 152. Excludes $11.3 million gain on sale of notes receivable. There was no such gain in Q4 2008

($ in millions)

(3)

BluegreenCorporation

RESORTS

Resorts Field Operating Profit (1)

(2)

(2)

(3)

(2)

Resorts

Communities

Year Ended December 31, 2008

Segment Sales YTD

78%

22%

90%

10%

Year Ended December 31, 2007

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business

Pre-sales possible through
combination of bonding to completion
and corporate guaranty

BluegreenCorporation

COMMUNITIES

Bluegreen Communities

$192

$192

$164

$129

$47

$24.6

$2.4

0

20

40

60

80

100

120

140

160

180

200

220

2004

2005

2006

2007

2008

Q4 ’07

Q4 ’08

($ in millions)

Bluegreen Communities Sales

BluegreenCorporation

COMMUNITIES

$38

$36

$24

($3.6)

$3.7

($7.9)

-$10

$0

$10

$20

$30

$40

$50

$60

2004

2005

2006

2007

2008

Q4 ’07

Q4 ’08

Bluegreen Communities Field Operating Profit (Loss) (1)

$47

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, and minority interest.

(2)

Includes $4.6 million and $5.2 million of pre-tax inventory impairment charges in Q4’08 and 2008, respectively.

BluegreenCorporation

COMMUNITIES

(2)

(2)

$0.07

$0.24

$0.41

$0.05

$0.19

$0.00

$0.20

$0.40

$0.60

$0.80

2006

2007

2008

Q4 ’07

Q4 ’08

Bluegreen Corporation Earnings Per Share

(Pro forma as noted)

(a)(f)

(a)(d)

(a)

Reflects impact of SFAS No. 152

(b)

Pro Forma to exclude $0.59 per share in primarily non-cash changes for restructuring, goodwill impairment and communities inventory impairment, as well as $ 0.16 gain on sale of receivables. GAAP EPS  was $(0.02).

(c)

Pro forma to exclude approximately $0.22 per share from gain on sale of notes receivable. GAAP EPS was $0.27. There was no such gain in Q4 2008.

(d)

Pro forma to exclude $0.58 per share, in primarily non-cash charges for restructuring, goodwill impairment and communities inventory impairment. GAAP EPS was $(0.39).

(e)

Pro forma to exclude $0.78 per share gain on sale of notes receivable. GAAP EPS was $1.02.

(f)

Pro forma to exclude $ 0.89 per share gain on sale of notes receivable. GAAP EPS was $0.96.

(a)(b)

(a)(c)

(a)(e)

2008/2009 Strategic Initiatives

Timeshare Industry: Impact of Liquidity Crisis

Despite robust sales, most timeshare companies have taken
proactive measures to downsize.

Lack of securitization activity, not lack of consumer demand, has been the primary driver of the industry’s actions.

Industry-wide Impact, including:

Wyndham

Starwood

Bluegreen

Goals of Bluegreen’s 2008/2009 Strategic Initiatives

Significantly reducing our timeshare sales operations in an attempt to match our sales pace to our known receivable financing capacity and liquidity;

Emphasizing cash-based businesses in our sales, resort management and finance operations;

Minimizing the cash requirements of Bluegreen Communities, to the extent possible;

Reducing overhead and increasing efficiencies;

Minimizing capital spending;

Working with our lenders to renew, extend or refinance our credit facilities;

Continuing to provide what we believe to be a high level of quality vacation experiences and customer service to our VOI owners; and

Generating income.

Reduce Sales Operations

We have closed 11 of our 29 Sales Offices, including all off-
site sales offices

Utilize additional underwriting requirements to further limit sales

    We have eliminated lower-efficiency marketing programs

    Focus primarily on:

Bass Pro Tours

Sampler

Owners

Reduce Overhead and Capital Spending

We have eliminated over 3,000 staff positions,
including seasonal associates.

Focus on completing buildings in process and certain
select projects. Expect a material reduction of
inventory spending.

Based on our reduced sales levels, we believe we
have adequate inventory for several years.

Emphasize Cash Business

Emphasizing more cash sales and higher down payments at the time of sale.

Promoting our existing 30-day, same-as-cash program.

Seeking opportunities to use our core competencies to generate fee income by providing services to third-parties in the areas of:

sales and marketing

resorts management

mortgage servicing

title services

Although sales levels will be decreased, we believe our resorts management business and mortgage portfolio are sources of recurring cash receipts.

Bluegreen Communities

Consolidated field operations, thereby eliminating sales, construction and/or administrative activities at 10 locations.

Eliminated those advertising programs which we believe have become less effective, and focus primarily on internet marketing campaigns.

 Eliminated over 60% of our sales, marketing, development and administrative associates compared to the beginning of 2008.

As we have completed development of phases of our communities, we expect development expenditures in 2009 to be materially below expenditures in 2008.

Pursue opportunities to use our core competencies to provide services to third-parties on a fee basis in the areas of:

asset management

market research

other real estate consulting services

Financial Position and
Credit Facilities

Balance Sheet
($ in 000s)

	December 31, 2008	December 31, 2007
ASSETS

Cash and cash equivalents (unrestricted)	$60,561	$125,513
Cash and cash equivalents (restricted)	21,214	19,460
Total cash and cash equivalents	81,775	144,973
Contracts receivable, net	7,452	20,532
Notes receivable, net	340,644	160,665
Prepaid expenses	9,801	14,824
Other assets	27,488	23,405
Inventory, net	503,269	434,968
Retained interests in notes receivable sold	113,577	141,499
Property and equipment, net	109,501	94,421
Goodwill	-	4,291
Total assets	$1,193,507	$1,039,578

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Accounts payable	$24,900	$38,901
Accrued liabilities and other	52,283	60,421
Deferred income	29,854	36,559
Deferred income taxes	91,802	98,362
Receivable-backed notes payable	110,060	38,031
Receivable-backed notes payable – Non-recourse	139,057	16,968
Lines-of-credit and notes payable	222,739	176,978
10.50% senior secured notes	-	55,000
Junior subordinated debentures	110,827	110,827
Total liabilities	$781,522	$632,047

Minority interest	29,518	22,423

Total shareholders’ equity	382,467	385,108
Total liabilities and shareholders’ equity	$1,193,507	$1,039,578

Credit Facilities
($ in 000s)

                                                                                     Facility              Amount              Amount

Lender          Type                                                  Amount         Outstanding          Available

                                                                                                          As of December 31, 2008

Corporate

    Wachovia                         General Corp. Revolver                                 $      20,000                 $      9,984                   $   10,016    (A)(B)

Resorts Division

    GMAC                                 Construction / A&D Facility                                  150,000                              99,776                                         0    (E)

    BB&T                                    Receivables Purchase Facility                             150,000                            139,057                            10,943    (B)(C)

    GE                                              Big Cedar Receivables Facility                             45,000                            33,725                            11,275    (B)

    Liberty                             Receivable Hypothecation Facility                       75,000                              43,503                             31,497  (B)

    Textron                               Construction / A&D Facility                                   100,000                            55,700                             44,300  (B)(D)

    Foothill                                Receivable Hypothecation Facility                      30,000                               24,096                                  5,904  (B)

Communities Division

    GMAC                                   Land & Golf Course Facility                                  75,000                              59,371                                 555  (B)

(A)

Unsecured.

(B)

Facility amount is revolving, so additional availability is generated as the principle balance amortizes, subject to eligible collateral and/or other terms and conditions.

(C)

On-balance sheet, non-recourse (except for representations and warranties).

(D)

Facility amount includes a $75 million resorts A&D Facility plus an additional $25 million of miscellaneous credit. Amount outstanding includes $15.5 million of resorts A&D, $39.2 million off-balance sheet securitization bonds, and $1 million of receivable – backed debt.

(E)

Draw Period Expired.